Exhibit 10.3

SECOND AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

Dated as of July 22, 2013

Among

BRE SELECT HOTELS PROPERTIES LLC, BRE SELECT HOTELS TUSCALOOSA LLC, BRE SELECT HOTELS REDMOND LLC, BRE SELECT HOTELS AZ LLC, BRE SELECT HOTELS TX L.P., BRE SELECT HOTELS NC L.P. and BRE SELECT HOTELS CLEARWATER LLC,

collectively, as Borrower

and

BRE SELECT HOTELS OPERATING LLC,

as Operating Lessee

and

CITIGROUP GLOBAL MARKETS REALTY CORP.,

and

BANK OF AMERICA, N.A.,

collectively, as Lender

SECOND AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

THIS SECOND AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, dated as of July 22, 2013 (this “Amendment”), is by and among CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, having an address at 388 Greenwich Street, 19th Floor, New York, New York 10013 and BANK OF AMERICA, N.A., a national banking association, having an address at One Bryant Park, New York, New York 10036 (together with their respective successors and assigns, each, a “Co-Lender” and, collectively, “Lender”), BRE SELECT HOTELS PROPERTIES LLC, a Delaware limited liability company, BRE SELECT HOTELS TUSCALOOSA LLC, a Delaware limited liability company, BRE SELECT HOTELS REDMOND LLC, a Delaware limited liability company, BRE SELECT HOTELS AZ LLC, a Delaware limited liability company, BRE SELECT HOTELS TX L.P., a Delaware limited partnership, BRE SELECT HOTELS NC L.P., a Delaware limited partnership and BRE SELECT HOTELS CLEARWATER LLC, a Delaware limited liability company (together with their respective successors and assigns, each, an “Individual Borrower” and, collectively, “Borrower”), each having its principal place of business at c/o The Blackstone Group, 345 Park Avenue, New York, New York 10154, and BRE SELECT HOTELS OPERATING LLC, a Delaware limited liability company (“Operating Lessee”), having its principal place of business at c/o The Blackstone Group, 345 Park Avenue, New York, New York 10154. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Lender has made a loan in the original principal amount of Six Hundred Million Dollars ($600,000,000) (the “Loan”) to Borrower pursuant to that certain Loan Agreement, dated as of May 14, 2013, by and among Borrower, Operating Lessee and Lender, as amended by that certain First Amendment to Loan Agreement and Other Loan Documents, dated as of July 8, 2013, by and among Borrower, Operating Lessee and Lender (as so amended, (the “Original Loan Agreement”), which Loan is evidenced by the Original Loan Agreement and the other Loan Documents (as defined in the Original Loan Agreement); and

WHEREAS, Borrower, Operating Lessee and Lender now desire to amend the Original Loan Agreement (the Original Loan Agreement, as amended by this Amendment, and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and certain other Loan Documents, each as more specifically set forth herein.

NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows.

A G R E E M E N T:

Section I. Modification to Original Loan Agreement. Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Spread” in its entirety to read as follows:

““Spread” shall mean, with respect to each Component, the following amounts, as the same may be reallocated pursuant to, and in accordance with restrictions and limitations contained in Section 9.1.2:

(i) Component A-1, 3.3139165%;

(ii) Component A-2, 2.8757500%;

(iii) Component B, 3.0257500%;

(iv) Component C, 3.0757500%;

(v) Component D, 2.8757500%; and

(vi) Component E, 4.3757500%

The Spread for each Component shall be increased by one-quarter percent (0.25%) during the second Extension Period.”

Section II. Amendment to Other Loan Documents. Each of the Loan Documents (other than the Loan Agreement) is hereby amended such that (i) each reference in any of the Loan Documents (other than the Loan Agreement) to the defined term Spread which defined term has been modified pursuant to this Amendment shall be deemed to be a reference to such defined term as so modified and (ii) each reference to the Loan Agreement shall mean the Original Loan Agreement, as modified pursuant to the terms of this Agreement.

Section III. Reaffirmation of Guaranty. In connection with this Amendment, each Guarantor hereby:

(a) Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Guarantor under the Guaranty.

(b) Warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Guaranty.

(c) Acknowledges that the Guaranty and the obligations of Guarantor contained in the Guaranty are continuing and in full force and effect.

(d) Hereby reaffirms the Guaranty and its obligations thereunder, and acknowledges that this reaffirmation of the Guaranty is for the benefit of Lender.

Section IV. Reaffirmation of Indemnitor Guaranty and Environmental Indemnity. In connection with this Amendment, Indemnitor hereby:

(e) Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Indemnitor under the Indemnitor Guaranty or the Environmental Indemnity.

(f) Warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Indemnitor Guaranty or the Environmental Indemnity.

(g) Acknowledges that the Indemnitor Guaranty and the Environmental Indemnity and the obligations of Indemnitor contained in the Indemnitor Guaranty and the Environmental Indemnity are continuing and in full force and effect.

(h) Hereby reaffirms the Indemnitor Guaranty and the Environmental Indemnity and its obligations thereunder, and acknowledges that this reaffirmation of the Indemnitor Guaranty and Environmental Indemnity is for the benefit of Lender.

Section V. No Offset; No Default. Each of Borrower and Operating Lessee hereby waives all offsets, defenses and claims it may have against Lender that accrued on or before the date hereof. As of the date hereof, Lender acknowledges that to Lender’s actual knowledge there is no existing Event of Default or Default by Borrower, Operating Lessee, any other Loan Party, Indemnitor or Guarantor under the Loan Documents.

Section VI. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any of Lender, Borrower, Operating Lessee, any other Loan Party, Indemnitor or Guarantor under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents by any of the parties hereto.

Section VII. No Presumption Against Party Drafting Amendment. Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared or drafted the same, it being agreed that all parties to this Amendment participated in the preparation hereof.

Section VIII. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section IX. Ratification. Borrower, Operating Lessee and Lender hereby ratify and confirm the Loan Agreement, as modified hereby. Except as modified and amended by this Amendment, the Loan, the Loan Agreement and the other Loan Documents and the respective obligations of Lender, Operating Lessee and Borrower thereunder shall be and remain unmodified and in full force and effect.

Section X. No Further Modification. No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

Section XI. Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New York. If any provision hereof is not enforceable, the remaining provisions of this Amendment shall be enforced in accordance with their terms.

Section XII. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Section XIII. References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified herein.

Section XIV. Entire Agreement. This Amendment constitutes the entire agreement between Borrower, Operating Lessee and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section XV. Incorporation of Recitals; Defined Terms. The recitals hereto are hereby incorporated into this Amendment as if fully set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

BRE SELECT HOTELS PROPERTIES LLC, a Delaware limited liability company

By:	/s/ Tyler Henritze
	Name:	Tyler Henritze
	Title:	Senior Managing Director

BRE SELECT HOTELS TUSCALOOSA LLC, a Delaware limited liability company

By:	/s/ Tyler Henritze
	Name:	Tyler Henritze
	Title:	Senior Managing Director

BRE SELECT HOTELS REDMOND LLC, a Delaware limited liability company

By:	/s/ Tyler Henritze
	Name:	Tyler Henritze
	Title:	Senior Managing Director

BRE SELECT HOTELS AZ LLC, a Delaware limited liability company

By:	/s/ Tyler Henritze
	Name:	Tyler Henritze
	Title:	Senior Managing Director

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BRE SELECT HOTELS TX L.P., a Delaware limited partnership

By: BRE Select Hotels TX GP LLC, a Delaware limited liability company, its general partner

By:	/s/ Tyler Henritze
	Name:	Tyler Henritze
	Title:	Senior Managing Director

BRE SELECT HOTELS NC L.P., a Delaware limited partnership

By: BRE Select Hotels NC GP LLC; a Delaware limited liability company, its general partner

By:	/s/ Tyler Henritze
	Name:	Tyler Henritze
	Title:	Senior Managing Director

BRE SELECT HOTELS CLEARWATER LLC, a Delaware limited liability company

By:	/s/ Tyler Henritze
	Name:	Tyler Henritze
	Title:	Senior Managing Director

OPERATING LESSEE:

BRE SELECT HOTELS OPERATING LLC, a Delaware limited liability company

By:	/s/ Tyler Henritze
	Name:	Tyler Henritze
	Title:	Senior Managing Director

LENDER:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ Ana Rosu Marmann
	Name:	Ana Rosu Marmann
	Title:	Authorized Signatory

BANK OF AMERICA, N.A.

By:	/s/ Steven Wasser
	Name:	Steven Wasser
	Title:	Managing Director

The undersigned hereby acknowledges and consents to Section III of this First Amendment to Loan Agreement and Other Loan Documents.

GUARANTOR:

BLACKSTONE REAL ESTATE PARTNERS VII L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ Tyler Henritze
		Name:	Tyler Henritze
		Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.1 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ Tyler Henritze
		Name:	Tyler Henritze
		Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.2 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ Tyler Henritze
		Name:	Tyler Henritze
		Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.3 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ Tyler Henritze
		Name:	Tyler Henritze
		Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.4 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ Tyler Henritze
		Name:	Tyler Henritze
		Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.5 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ Tyler Henritze
		Name:	Tyler Henritze
		Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.6 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ Tyler Henritze
		Name:	Tyler Henritze
		Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.7 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ Tyler Henritze
		Name:	Tyler Henritze
		Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.8 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

			By:	/s/ Tyler Henritze
			Name:	Tyler Henritze
			Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.F L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ Tyler Henritze
		Name:	Tyler Henritze
		Title:	Senior Managing Director

The undersigned hereby acknowledges and consents to Section IV of this First Amendment to Loan Agreement and Other Loan Documents.

INDEMNITOR:

BRE SELECT HOTELS CORP, a Delaware corporation

By:	/s/ Tyler Henritze
	Name:	Tyler Henritze
	Title:	Secretary, Vice President and Senior Managing Director